SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 17, 2003

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                    File No. 1-8989                     13-3286161
    --------                    ---------------                     ----------
(State or other             (Commission File Number)              (IRS Employer
jurisdiction of                                                   Identification
 incorporation)                                                       Number)

               383 Madison Avenue, New York, New York        10179
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               (Address of principal executive offices)    (zip code)

       Registrant's telephone number, including area code: (212) 272-2000

                                 Not Applicable
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          (former name or former address, if changed since last report)

Item 5. Other Events

      Filed herewith are copies of:

      (a) Form of Medium-Term Note, Series B (principal protected notes linked to the Nasdaq-100 Index due December __, 2009).

      (b)   Form of IncomeNotes(SM) Note (linked to the Consumer Price Index).

      (c) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated December 17, 2003, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-109793).

      (d)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-109793) as exhibits to such Registration Statement:

            4(b)(13) Form of Medium-Term Note, Series B (principal protected notes linked to the Nasdaq-100 Index due December __, 2009) (incorporated by reference to Exhibit 4.2 to the registrant's Registration Statement on Form 8-A12B filed with the Securities and Exchange Commission on December 17,
                     2003).

            4(b)(14) Form of IncomeNotes(SM) Note (linked to the Consumer Price
                     Index).

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

            23(c)    Consent of Cadwalader, Wickersham & Taft LLP (Included in
                     Exhibit 8(a)).


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.

                                        By: /s/ Marshall J Levison
                                            ------------------------------------
                                            Marshall J Levinson
                                            Controller
                                            (Principal Accounting Officer)

Dated: December 22, 2003


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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

4(b)(13) Form of Medium-Term Note, Series B (principal protected notes linked to the Nasdaq-100 Index due December __, 2009) (incorporated by reference to Exhibit 4.2 to the registrant's Registration Statement on Form 8-A12B filed with the Securities and Exchange Commission on December 17, 2003).

4(b)(14)          Form of IncomeNotes(SM) Note (linked to the Consumer Price
                  Index).

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 8(a)).


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